CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of Sedona Software Solutions, Inc. for the year ended June 30, 2004, I, John E. Cooper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

      (1)     the Annual Report on Form 10-KSB of Sedona Software Solutions, Inc. for the year ended June 30, 2004 fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     the information contained in the Annual Report on Form 10-KSB for the year ended June 30, 2004, fairly presents in all material respects, the financial condition and results of operations of Sedona Software Solutions, Inc.

By:    /s/ John E. Cooper

Name:                                       John E. Cooper

Title:                                         Chief Executive Officer
                                                 Chief Financial Officer
                                                 Director

Date:                                         September 15, 2004

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